Biodel Inc and Albireo Limited Share Exchange Agreement

NASDAQ: BIOD | May 25, 2016

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication regarding matters that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Biodel and Albireo undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, those described in the documents Biodel has filed with the SEC as well as the possibility that Biodel may be unable to obtain stockholder approval required for the proposed transaction, the expected timing and likelihood of completion of the proposed transaction, the inability to successfully integrate the businesses or the risk that such integration may be more difficult, time-consuming or costly than expected, the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, the inability of the parties to meet expectations regarding the accounting and tax treatments of the proposed transaction, the potential for the proposed transaction to involve unexpected costs, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the expected benefits of the proposed combination are not realized, and the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Biodel's common stock. Risks and uncertainties related to Albireo that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: whether the preliminary observations regarding the performance of A4250 in the ongoing Phase 2 trial in pediatric cholestatic liver disease will be confirmed following completion of the data verification procedures to be performed upon database lock; whether the ongoing Phase 2 trial of A4250 in pediatric cholestatic liver disease will be sufficient to support advancement into a pivotal trial in Progressive Familial Intrahepatic Cholestasis (PFIC); the timing and outcome of the planned meeting with the FDA regarding the anticipated pivotal program for A4250 in PFIC; the designs, endpoints, numbers of patients and treatment periods for trials that will be required to support approval of A4250 to treat PFIC or any other orphan pediatric liver disease; whether the cash resources of Biodel and proceeds from the planned concurrent financing will be sufficient to advance A4250 through completion of a planned pivotal trial in PFIC; the timing for initiation or completion of, or availability of data from, ongoing or future trials of A4250, including a planned pivotal trial in PFIC, or elobixibat and the outcomes of such trials; whether results of the first cohort of patients in the ongoing Phase 2 trial of A4250 in primary biliary cirrhosis will be predictive of similar or better results in the trial's second cohort; delays or other challenges in the recruitment of patients for current or future trials of any Albireo product candidate; the medical benefit that may be derived from A4250, elobixibat, A3384 or any other Albireo product candidate; the ability to establish a strategic alliance, collaboration or licensing or other comparable arrangement on favorable terms for elobixibat in the United States and Europe; the extent to which Albireo's agreement with EA Pharma for elobixibat generates nondilutive income to Albireo; whether the FDA will consider a single additional trial sufficient to establish the efficacy of elobixibat to support approval for the treatment of chronic idiopathic constipation in the United States; Albireo's ability to protect its intellectual property; the competitive environment and commercial opportunity for a potential treatment for PFIC and other orphan pediatric cholestatic liver diseases; whether findings from nonclinical studies and clinical trials of IBAT inhibitors will be predictive of future clinical success for an Albireo IBAT inhibitor in the treatment of nonalcoholic steatohepatitis (NASH); and the timing and success of submission, acceptance and approval of regulatory filings.

All forward-looking statements speak only as of the date this presentation is made and should not be relied upon as representing our views as of any date after this presentation is made. We specifically disclaim any obligation to update any forward-looking statement, except as required by applicable law.

"Albireo" is a trademark of Albireo AB. All other trademarks, service marks, service marks, trade names, logos and brand names identified in this presentation are the properties of their respective owners.

BIODEL

Albireo

Additional Information and Where You Can Find It

This presentation may be deemed to be solicitation material in respect of the proposed transaction between Biodel Inc. (Biodel) and Albireo Limited (Albireo) and Albireo stockholders. In connection with the proposed transaction between Biodel and Albireo and its stockholders, Biodel will file with the Securities and Exchange Commission (SEC) a registration statement containing a proxy statement of Biodel that will also constitute a prospectus of Biodel. Biodel will mail the proxy statement/prospectus to Biodel stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective. **BIODEL URGES INVESTORS AND STOCKHOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.** This presentation is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Biodel may file with the SEC or send to Biodel stockholders in connection with the proposed transaction. Before making any voting decision, investors and security holders are urged to read the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction and related matters. You may obtain free copies of the proxy statement/prospectus and all other documents filed or that will be filed with the SEC regarding the proposed transaction at the website maintained by the SEC www.sec.gov. Once they are filed, copies of the registration statement and proxy statement/prospectus will be available free of charge on Biodel's website at www.biodel.com or by contacting Biodel's Corporate Secretary at 203-796-5000 or by mail at Investor Relations, Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810.

Participants in Solicitation – Biodel, Albireo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Biodel common stock in connection with the proposed transaction. Information about Biodel's directors and executive officers is set forth in Biodel's Annual Report on Form 10-K/A for the period ended September 30, 2015, which was filed with the SEC on January 28, 2016. Other information regarding the interests of such individuals, as well as information regarding Albireo's directors and executive officers and other persons who may be deemed participants in the proposed transaction, will be set forth in the proxy statement/prospectus, which will be included in Biodel's registration statement when it is filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation – This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

BIODEL

Albireo

Biodel - Albireo Share Exchange Agreement

- Follows Biodel's **extensive review of strategic alternatives**
- **All-stock transaction**: Biodel to acquire all outstanding shares of Albireo in exchange for newly issued shares of Biodel common stock
- **Biodel** stockholders will own approximately **32.875%** and **Albireo** approximately **67.125%** of the combined company upon completion of the proposed transaction
- Existing Albireo investors committed to **invest an incremental $10M** prior to the closing of the transaction
- Transaction has been **approved** by the boards of directors of both companies and by Albireo stockholders
- Expected to **close in 3Q 2016**, subject to the approval of the stockholders of Biodel and other closing conditions

BIODEL

Albireo

Biodel - Albireo Combination

- NASDAQ-listed company focused on the development of novel **bile acid modulators** to treat **orphan pediatric liver diseases**, as well as chronic constipation, bile acid malabsorption disease and NASH
- Lead asset, A4250, is a **first-in-class** product candidate in Phase 2 development as a once daily, orally administered ileal bile acid transport inhibitor (IBATi)
  - Initial target indication is **Progressive Familial Intrahepatic Cholestasis (PFIC)**, a devastating genetic orphan disease impacting young children; plan to expand to other orphan indications
  - Opportunity for valuable **Pediatric Priority Review Voucher** with a potential future FDA approval
  - Combined cash balance expected to be sufficient to fund advancement of A4250 through planned pivotal trial in PFIC
- **Key clinical readouts** expected in 2016, with additional potential **value inflection** opportunities through 2018

BIODEL

Albireo

Biodel - Albireo Leadership

- Combined company will be led by an experienced management team associated with multiple successful NDAs/EMAs and marketed products

  Ron Cooper – President and CEO
  Former President of Europe, Bristol-Myers Squibb

- Board to be comprised of seven directors, five from Albireo and two from Biodel

  David Chiswell – Chairman
  CEO, Kymab Ltd.
  Co-founder, Cambridge Antibody Technology (CAT)

- Corporate HQ to be located in Boston, with R&D based in Gothenburg, Sweden



Hope for Children with Orphan Liver Diseases Through Bile Acid Modulation

Albireo

Albireo
Innovative Science + Deep Pipeline + Experienced Management

- Leader in the development of **bile acid modulators** to treat **liver and GI** diseases
- Three clinical assets, including lead Phase 2 **orphan** product candidate and Phase 3 constipation product candidate
- Multiple near-term **inflection opportunities**
- Strong patent portfolio, with **orphan drug designation** and future potential for valuable **Pediatric Priority Review Voucher** for lead product candidate (A4250)
- AstraZeneca spinout backed by syndicate of **leading biotech investors** — TPG, TVM Capital, Phase4Partners
- Highly **experienced management team** with track record of developing and commercializing blockbuster drugs

Highly Experienced Management Team



Ron Cooper
President and CEO

BMS
(President of Europe)



Jan Mattsson, Ph.D.
Chief Operating Officer
(Co-founder)

AstraZeneca



Per-Göran Gillberg, Ph.D.
VP, Development
(Co-founder)

AstraZeneca, Pharmacia, Kabi



Kristina Torfgård, Ph.D.
VP, Clinical and Regulatory Affairs

AstraZeneca



Pete Zorn
SVP, Corporate Development and General Counsel

Santaris, Targacept



Carsten Dehning
Chief Financial Officer (acting)

DeveloGen, Aspireo

A Robust Pipeline Targeting Liver and GI Diseases and Disorders

		Preclinical	Phase 1	Phase 2	Phase 3
Lead Program:					
A4250 IBAT inhibitor	PFIC				
	Other Rare Pediatric Liver Diseases				
Additional Clinical Programs:					
Elobixibat IBAT inhibitor	Chronic Idiopathic Constipation	Partnered in Japan/Seeking US/EU partner			
A3384 Cholestyramine Reformulated	Bile Acid Malabsorption				
Preclinical Programs:					
Bile Acid Modulators	NASH				
PPAR agonists	Inflammatory Bowel Diseases				
NK antagonist	Orphan GI Indication				

Pediatric data expected 2H 2016
Primary Biliary Cirrhosis (PBC)
Ph2 data expected 2H 2016

BIODEL

Albireo

Pediatric Orphan Opportunities Provide Foundation for Albireo Thesis

Primary Focus

A4250

Novel, First-in-Class Product Candidate to Treat Multiple Pediatric Orphan Liver Diseases with No Approved Drugs

+

Elobixibat partnering in Japan provides potential nondilutive capital to support programs

+

Additional Value Creation Opportunities

- Elobixibat US/EU Partnering Ph3 CIC
- A4250 Pediatric Voucher
- A3384 BAM
- Novel Bile Acid Modulator NASH
- PPAR NK Development

BIODEL

Albireo



A4250 for Orphan Pediatric Liver Diseases

BIODEL

Albireo

A4250

Positioned to Become First Drug Approved for Progressive Familial Intrahepatic Cholestasis

- **The market opportunity…**
  - Multiple pediatric orphan liver diseases and disorders with no approved drugs; lifetime treatment

- **The science…**
  - Elevated serum bile acids linked to both progressive liver disease and debilitating pruritus
  - Positive effects on serum bile acid levels and pruritus in preclinical and early clinical development

- **The exclusivity period…**
  - Orphan designation in PFIC provides 7 years in US + 10 years in EU
  - Composition of matter to 2025*
  - Method of use for liver disease to 2031 (EU allowed, US pending)

*includes estimated H-W PTE

BIODEL

Albireo

A4250

Inhibits Bile Acid Re-uptake from the Intestine to Reduce Bile Acids in the Liver

- ~ 95% of bile acids (BA) pumped from small intestine to liver, IBAT key mediator
- Inhibitors selectively reduce BA re-uptake and increase colonic BA
- Cholestatic liver disease patients reduced liver and serum bile acids
- Constipated patients increased secretion and motility
- Decreased pruritus, decreased cholesterol and potential for improved insulin sensitivity


LDL
Serum Bile Acids
Cholesterol
Bile Acids
Small Intestine
Enterohepatic Circulation
IBAT Inhibitor
Colon
Ileal Bile Acid Transporter* (IBAT)

*also known as apical sodium-dependent bile acid transporter (ASBT)

BIODEL

Albireo

A4250

Commercially Attractive Opportunities to Treat Rare Diseases with No Approved Drug Options

Target Indication	PFIC	Pediatric Cholestatic Pruritus	Biliary Atresia
Description	Genetic abnormality; cholestasis leads to ↑ bile acid levels in liver and serum, liver failure, extreme pruritus	Debilitating itching arising with cholestasis	Blocking or absence of the large bile ducts Accumulation of bile that damages the liver
Est. Prevalence in Major Markets*	~10,000	~31,000	~10,800
Current Management	Ursodeoxycholic acid (off label); liver transplant or bile diversion surgery **No approved Rx**	Rifampin, cholestyramine, antihistamines, etc. (off label) **No approved Rx**	Kasai procedure (small intestine connected directly to the liver) **No approved Rx**

*Estimates derived based on various sources. On file, and available upon request.

BIODEL

Albireo

Use of Bile Diversion Surgery Supports IBAT Inhibition Rationale to Treat PFIC

Procedure for bile to drain outside the body around the clock into a stoma bag

- Normalization of serum bile acids by PEBD indicates an excellent long-term outcome in children with PFIC (Schukfeh, et al. 2012)

	Before Surgery	One Year After Surgery
Bile Acids (umol/L)	337	11
Bilirubin (umol/L)	41	25
Itching (0-5)	3	1

- Long term reduction in degree of cholestasis and reversal of fibrosis after PEBD (Arnell, et al. 2010)


Median
25%-75%
Min-Max
p < 0.05
p < 0.05
Degree of cholestasis
0
1
2
3
4
YR -1
YR 0
YR + 1
YR + 3
YR + 5
YR > 10
Years after PEBD

BIODEL

Albireo

Preclinical and Early Clinical Data Provide Proof of Principle and Mechanism

A4250

Preclinical Cholestatic Liver Disease Model

↓ Liver Enzymes



ALT (U/L)
1000
800
600
400
200
0
*
*
2 weeks
4 weeks
ALP (U/L)
350
300
250
200
150
100
50
0
*
2 weeks
4 weeks

*p< 0.05
ALT: alanine aminotransferase
ALP: alkaline phosphatase

Control
A4250
---- Normal level

Phase 1 in Healthy Volunteers

↓ Serum Bile Acids



*p< 0.05
**p< 0.01
Serum Bile Acids
AUC 0-12h (µmol x h/L)
90
80
70
60
50
40
30
20
10
0
*
**
Placebo
1 mg A4250
3 mg A4250

- 7 days treatment (n=6/group)
- Stat. sig. effect at all doses assessed
- No safety concerns
- Minimal (picomolar) systemic exposure

BIODEL

Albireo

A4250

Phase 1 Serum and Fecal Bile Acid Data Support Phase 2 Dosing

1 mg A4250



Plasma bile acids - AUC0-12h (µmol/L x h)
Fecal bile acids (mg/24 h)
120
100
80
60
40
20
0
P<0.05
*
NS
Placebo
1 mg A4250

- Plasma bile acid reduction significant
- Fecal bile acid increase not significant
- **No diarrhea**
- Blockage of IBAT achieved with therapeutic benefit and no diarrhea

3 mg A4250



Plasma bile acids - AUC0-12h (µmol/L x h)
Fecal bile acids (mg/24 h)
120
100
80
60
40
20
0
P<0.001
***
P<0.01
**
Placebo
3 mg A4250

- Plasma bile acid reduction significant
- Fecal bile acid increase significant
- Mild diarrhea with 3 of 6 patients
- Blockage of IBAT achieved with therapeutic benefit and mild diarrhea

Planned dosage range provides therapeutic benefit and tolerability

BIODEL

Albireo

A4250

Study in Adults with PBC to Support Pediatric Development
First Cohort Data Shows Dramatic Effect on Pruritus

- **Investigator-Initiated Ph2 Primary Biliary Cirrhosis study**
  - Crossover design, 3x4 weeks treatment (cholestyramine x A4250 x cholestyramine)
  - 1.5mg A4250 QD for 1 wk + 3mg A4250 QD for 3 wks
- **Data received from Cohort 1**
  - 6 patients enrolled, 5 received A4250
  - All treated patients with pruritus had substantial relief
  - 50% mean ↓ serum bile acids, with patient variability
  - Strong effect on biomarkers – confirming MoA
  - Promising effect on the lipid profile
  - No effect on liver enzymes
  - Dose-related diarrhea
- **Second cohort**
  - 0.75 mg QD (week 1),1.5 mg QD (weeks 2-4)
  - 1 mg dose in Ph1: stat. sig. reduction in serum bile acids with no diarrhea

A4250 Reduced Pruritus



Mean VAS-Itch (0-100 mm)
0
10
20
30
40
50
60
70
80
End Resin 1
Wash-out resin
A4250 Week 1 1.5 mg n=5
A4250 Week2 3 mg n=4
A4250 Week 4 3 mg n=3
Wash-out A4250
End Resin 2

Cohort 1 data

BIODEL

Albireo

A4250

Ongoing Phase 2 Study in Ped. Chol. Liver Disease Designed to Support Broad Pivotal Development

- **Key inclusion criteria**
  - Diagnosis of pruritus due to chronic cholestasis (e.g., PFIC, Biliary Atresia, Alagille syndrome (ALGS), primary sclerosing cholangitis (PSC))
  - Serum total bile acids at least 2x upper limit of normal
  - VAS-itch ≥ 3
- **Primary endpoints**
  - Number of treatment-emergent Serious Adverse Events (SAE)
  - Change in total serum bile acids
- Secondary endpoints
  - Pruritus parameters; liver biochemistry; treatment-emergent AEs
- **Final results expected 2H 2016**

Study Design

A4250 (mg/kg) 0.01 → 0.03 → 0.06 → 0.1 → 0.2 → 0.3

Each cohort: n=4, 4 weeks

Open label, dose escalation study (0.01-0.3 mg/kg)

Baseline - Single test dose – Two-week period - - Four-week repeated dosing

Sprinkle formulation or capsule (at patient option)

Up to 24 subjects in 6 cohorts

6 sites in Denmark, France, Germany and Sweden

BIODEL

Albireo

A4250

Initial Observations from Open Label Pediatric Study
Cohort 1 (0.01 mg/kg) and Cohort 2 (0.03 mg/kg)

Expectations for Cohorts 1 and 2 (low dose)

- Favorable safety and tolerability profile
- Modest effect on efficacy measures until higher dose cohorts

Preliminary Observations* in Cohorts 1 and 2

- No SAEs, no dropouts, few adverse events (mild and transient)
- Dose-related trend in reduction of serum bile acids
- Favorable trend in reduction of pruritus (across multiple scales)
- Some encouraging signals on liver biochemistry measures
- High patient variability

*pending completion of data verification procedures upon database lock for cohorts shown (currently planned post Cohort 3 or 4); observations subject to change

BIODEL

Albireo

Staged Clinical Development Approach to Leverage Data and Maximize Product Opportunity and Value

A4250


POC* in Adults (Primary Biliary Cirrhosis) Ph2
Cholestatic Liver Disease in Children Ph2
Pruritus Tool Development (PRO)
PFIC Pivotal
Pruritus in Ped. Chol. Liver Disease Pivotal
Biliary Atresia Ph2
*POC= Proof of Concept

BIODEL

Albireo

A4250

Regulatory Strategy: Subpart H Approval for PFIC with Surrogate Endpoint, Post-Approval Long-Term Outcome Study

- Seek accelerated approval for PFIC treatment using surrogate endpoint
- Pre-IND FDA meeting confirms pruritus as viable surrogate; study planning ongoing
- Long-term outcome study to be underway at the time of NDA filing

CFR Title 21, Section 314.510: "FDA may grant marketing approval for a new drug product on the basis of adequate and well-controlled clinical trials establishing that the drug product has an effect on a surrogate endpoint that is reasonably likely, based on epidemiologic, therapeutic, pathophysiologic, or other evidence, to predict clinical benefit or on the basis of an effect on a clinical endpoint other than survival or irreversible morbidity."

- Request for FDA meeting planned Q4 2016

BIODEL

Albireo

A Compelling Commercial Opportunity

Multiple Rare Diseases with No Approved Drug Options*


PFIC
Number of Patients
10,000
5,000
0
1,270 1,257 1,235 1,208
5,450 5,491 5,525 5,542
3,208 3,307 3,428 3,538
2015 2019 2024 2029
Pediatric Cholestatic Pruritus
30,000
20,000
10,000
0
3,172 3,055 2,955 2,855
16,138 16,159 16,000 15,623
11,707 11,964 12,168 12,399
2015 2020 2025 2030
US EU-Can Japan
Biliary Atresia
10,000
5,000
0
1,396 1,381 1,439 1,482
5,973 6,031 6,067 6,082
3,502 3,633 3,803 3,952
2015 2020 2025 2030

Attractive Orphan Pricing and Reimbursement Opportunity

Favorable Competitive Landscape Expected to Enable Strong Share Penetration

*Estimates derived based on various sources. On file, and available upon request.



Pipeline Programs

BIODEL

Albireo

Elobixibat

Phase 3 — Ongoing in Japan; Favorable US/EU Data Generated, Interaction with FDA for US Pivotal Program Underway

		 
Commercial Rights	EA Pharma (Eisai/Ajinomoto)*	Albireo (seeking partner)
Data	Ph2: n =163; primary endpoint met with high statistical significance	Ph2: n=190; primary endpoint met with high statistical significance Ph3: effects shown despite only 40% of planned enrollment (n=690) + substantial long-term safety data (conducted by former licensee)
Next Steps	Ph3 data expected 2H 2016	2016 FDA meeting informs program planning; possibility to establish efficacy with single additional Ph3 trial

*rights to four other Asian markets (not China)

BIODEL

Albireo

Elobixibat

First and Only Large Bowel-Acting Agent for CIC that Increases Both Secretion AND Motility

- **The market opportunity…**
  - 156% dollar Rx market growth since 2011
- **The data…**
  - Strong US Ph2b efficacy data with favorable AE profile
  - Ph2b results reproduced in Japan, leading to rapid advancement to ongoing Ph3
  - Favorable data from abbreviated US Ph3
- **The commercial potential…**
  - Blockbuster sales potential
  - Differentiated by mechanism's site of action and ability to stimulate both secretion and motility
  - Further investment gated against US/EU partnering
- **The exclusivity period…**
  - Composition of matter to 2027*, method of use for CIC/IBS to 2024
  - Polymorph patent (pending) with potential term to 2034
  - Downstream Rx to OTC under evaluation

*includes estimated H-W PTE

BIODEL

Albireo

Elobixibat

Unique Dual Impact and Site of Action Provides Substantial Commercial Differentiation

Action	Product	Mechanism	Status
Small intestinal secretory agent	Lubiprostone (Amitiza®) Takeda/Mylan	Chloride channel agonist	Approved 2015 Sales ~$311M
Small intestinal secretory agent	Linaclotide (Linzess®) Ironwood/Allergan	Chloride channel agonist	Approved 2015 Sales ~$321M
Small intestinal secretory agent	Plecanatide Synergy	Chloride channel agonist	NDA filed CIC, Phase 3 ongoing IBS-C
Small intestinal secretory agent	Tenapanor Ardelyx	NHE3 transporter inhibitor	Phase 3 ongoing IBS-C
Large bowel secretory and motility agent	**Elobixibat Albireo**	**IBATi**	**Phase 3**

BIODEL

Albireo

Elobixibat

Readout from Phase 3 Study in Japan Expected Q4 2016

- GI rights licensed to Ajinomoto Pharmaceuticals in Japan*
- Ajinomoto Pharma combines with Eisai's GI business in 2016 to create EA Pharma, aiming to be Japan's largest GI-focused specialty pharma
- Following highly successful Japanese Phase 2b, two studies rapidly initiated in Q4 2015 to support registration, one efficacy and one long-term safety
- Efficacy study includes same 2-week dosing period and same primary endpoint as Phase 2b

Phase 2b Primary Endpoint in Japan
Change in Number of Weekly SBM from Baseline



10
8
6
4
2
0
***
***
***
***
*
Week1
Week2
Placebo
Low
Mid
High

*p<0.05, ***p<0.001; n=154

* four other markets in Asia (not China)



BIODEL

Albireo

Elobixibat

Interaction with FDA for US Pivotal Program Underway

Ph2 Double Blind, Placebo Controlled Study (n=190)


Change in Number of Spontaneous Bowel Movements
0
1
2
3
4
5
6
7
Placebo
5 mg
10 mg
15 mg
**
***
**p<0.01
***p<0.001

Ph3 Double Blind, Placebo Controlled ECHO Studies by Licensee (n=690, 40% of planned enrollment; studies stopped early due to CTM distribution Issue unrelated to drug performance)

Overall CSBM Response Rate vs. Placebo (primary endpoint)*

	5mg	10mg
Echo 1 – 26 wks	10.9 (+90%)	3.8 (+31%)
Echo 2 – 12 wks	6.9 (+85%)	4.5 (+56%)

*additional data available at clinicaltrials.gov

- Study design planning to support CIC approval in the United States ongoing
- Current plan = conduct a single additional Ph3 efficacy study with ~1000 patients and 12- or 26-week duration + extension for additional controlled safety data



BIODEL

Albireo

Positioned to Become First Drug Approved for Bile Acid Malabsorption Disease

- **The market opportunity…**
  - ~4m patients estimated in major markets
  - No approved drug, difficult-to-take resins with poor DDI profiles used off label
- **The science…**
  - Designed to deliver cholestyramine directly to colon without affecting small intestine
  - Earlier generation formulation proves principle in Ph2 by improving diarrhea and related measures
  - Subsequent optimization program yields superior Ph2-ready formulations
- **The commercial potential…**
  - Blockbuster sales potential
  - Lower cost 505(b)(2) development path anticipated
- **The exclusivity period…**
  - Formulation patents pending, potential term to 2036

Phase 2 BAM Study
Double blind, placebo controlled, 2-week study



(A)
Diarrhoea
** p < 0.01
* p < 0.05
Change W3-W5 (Likert scale 0-10)
4
2
0
-2
-4
-6
Placebo
250mg A3384
1g A3384
250mg +1g A3384

BIODEL

Albireo

NASH Platform: Albireo Data Shows IBAT Inhibition Benefits Four Principal Hallmarks

IBAT Inhibitor

Improved Cholesterol Profile



% change in LDL/HDL Ratio
0.
-3.5
-7.
-10.5
-14.
-17.5
Placebo
5 mg
10 mg
15 mg
**
*
*p<0.05
** p<0.01

Chey et al Am J Gastroenterol 2011, Elobixibat 8-week Phase 2b study in patients with CIC

Decreased Insulin Resistance



GLP1 pmol/L
*
*
*p<0.05

Rudling et al. BMC Cardiovascular Disorders 2015, 15:75, Elobixibat for 14 days in patients with CIC (conventional meal)

Reduction of Pro-Inflammatory Markers (preclin)



Relative expression
2.0
1.5
1.0
0.5
0
*
*
*
Tnf-α
Mcp1
Vcam-1
*p<0.05

Baghdasaryan et al. J Hepatology 2016
A4250 in MDR2 -/- cholestasis model

Improvement in Fibrotic Markers (preclin)



Relative expression
2.0
1.5
1.0
0.5
0
*
*
*
Col1α1
Col1α2
K19
*p<0.05

Baghdasaryan et al. J Hepatology 2016
A4250 in MDR2 -/- cholestasis model

BIODEL

Albireo

IBAT Inhibitor

Significant NAS Reduction with A4250 in Validated Preclinical STAM™ Model Matches Prior Findings with Obeticholic Acid



A4250
OCA
Δ NAS: – 0.9
10 mg/kg, 3 wks
Δ NAS: – 0.9
10 mg/kg, 5 wks
Mean ± SD
p<0.05
NAS
0
1
2
3
4
5
6
Control
A4250 0.5 mg/kg
A4250 10 mg/kg
Control
OCA 10 mg/kg

OCA Significantly Reduces NAS in Phase 2 study

25 mg OCA or placebo for 72 weeks



p=0.0002
% patients with improvement in NAS
50%
40%
30%
20%
10%
0%
Placebo
OCA

Abstract for A4250 accepted for 2016 DDW Meeting

OCA significantly reduced NAS, fibrosis and liver enzymes

OCA data
Kremoser et al. 9th JSH Single Topic Conference: "NASH 2010" November 18-19, 2010 Tokyo, Japan
Neuschwander-Tetri et al., Lancet. 2015 Mar 14;385(9972):956-65

BIODEL

Albireo

Summary

Strong Patent and Regulatory Protections

A4250	US Expiry	Est. H-W PTE* + Ped. Exclusivity
Composition of Matter	September 2022	2025
MOU IBAT inhibitors to treat liver diseases (pending)	November 2031	2033
MOU IBAT inhibitors in combination with bile acid binders to treat liver diseases (pending)	November 2031	2033
Orphan designation granted: US 7 years exclusivity + EU 10 years exclusivity post-PFIC approval		
Elobixibat	**US Expiry**	**Est. H-W PTE***
Composition of Matter	August 2022	2027
Polymorph (pending)	April 2034	2034
MOU IBAT inhibitors to treat CIC/IBS	April 2024	2029
A3384	**US Expiry**	**Est. H-W PTE***
Formulation (pending)	February 2036	TBD

*H-W PTE for one patent per product

BIODEL

Albireo

Significant News Flow and Near-Term Milestones Projected

Event	Projected Timing
Report data from ongoing Ph2 Trial of A4250 in Pediatric Liver Disease	2H 2016
Report data from ongoing Ph3 Trial of Elobixibat in Japan	Q4 2016
A4250 End of Phase 2 FDA Meeting	Q4 2016
JNDA filing for Elobixibat	Q1 2017
Report data from planned pivotal trial of A4250 in PFIC	Q2 2018

BIODEL

Albireo

Albireo
Innovative Science + Deep Pipeline + Experienced Management

- Leader in the development of **bile acid modulators** to treat **liver and GI** diseases
- Three clinical assets (lead **Ph2 orphan** and Ph3 constipation product candidates)
- Multiple near-term **inflection opportunities**
- Funding expected to be sufficient to advance A4250 through **planned pivotal PFIC trial**
- Highly **experienced management** team with strong track record

BIODEL

Thank you

NASDAQ: BIOD | May 25, 2016

Albireo

Summary

A4250 – A Potent Compound with Strong Dose Response

A4250

Serum bile acids AUC $^{0\text{-}12h}$ Day 7



Serum Bile Acids
AUC 0-12h (µmol x h/L)
120
100
80
60
40
20
0
*
**
Placebo
1 mg A4250
3 mg A4250

SHP625 (LUM001)

Serum bile acids AUC $^{0\text{-}15h}$ Day 14



Serum Bile Acids AUC (mmole*hr/L)
100
50
0
**
**
***
**
0
0.5
1
2.5
5
10
20
60
100
Dose, mg per day



No cation
IC_{50} (human) 0.13 nM



Permanent cation
IC_{50} (human) 0.28 nM

Sources: Graffner et al. Aliment Pharmacol Ther 2016 (A4250 data); Form S-1 Registration Statement of Lumena Pharmaceuticals filed April 2, 2014 (SHP625 data)

BIODEL

Albireo

A4250

Clinical Outcomes with Shire IBATi Validate Mechanism, Highlight Need for Superior Compound

PFIC: stat. sig. improvement in pruritus + baseline elevated liver enzymes normalized ○ No statistically significant reduction in serum bile acids (primary endpoint), despite "profound decrease" in subset of patients ○ Phase 2, 13 weeks, interim open label data *Shire press release July 23, 2015 (Q2 2015 financial results)*	**PBC**: significant reduction of serum bile acids ○ Did not meet primary endpoint of improvement of pruritus ○ Phase 2, 13 weeks, double blind, placebo controlled *Shire press release July 23, 2015 (Q2 2015 financial results)*
Alagille: results highlight variable dose response ○ Did not meet serum bile acids primary endpoint ○ Phase 2, 13 weeks, double blind, placebo controlled *Shire press release April 9, 2015; Presentation EASL 2015*	**PSC**: significant reductions from baseline in serum bile acids and pruritus ○ Safety and tolerability (primary endpoint) consistent with previous studies ○ No significant reduction in liver parameters *Shire press release April 29, 2016 (Q1 2016 financial results)*

Following the first three SHP625 outcomes above, Shire agreed to pay $90 million to buy out all future contingent milestone payments regarding SHP625 (and IBATi SHP626)

The Albireo Approach
Potent Compound with Favorable Dose Response + Staged Development Strategy

BIODEL

Albireo